UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 18, 2004
                                                ---------------------

    MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the
          Pooling and Servicing Agreement to be entered into relating to the MASTR Adjustable Rate
   Mortgages Trust 2004-13 Mortgage Pass-Through Certificates, Series 2004-13)
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             (Exact name of registrant as specified in its charter)

             Delaware                 333-106982            06-1204982
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  (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)           File Number)       Identification No.)

1285 Avenue of the Americas, New York, New York                 10019
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")), and certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission) on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the PSA), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-13, Mortgage Pass-Through Certificates, Series 2004-13 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheet and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheet and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
        99                                    Structural and Collateral Term
                                              Sheet and Computational Materials
                                              prepared by UBS Securities LLC in
                                              connection with certain classes of
                                              the MASTR Adjustable Rate
                                              Mortgages Trust 2004-13 Mortgage
                                              Pass-Through Certificates, Series
                                              2004-13

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.


October 19, 2004

                                             By:      /s/ Glenn McIntyre
                                                --------------------------------
                                                Name:  Glenn McIntyre
                                                Title: Associate Director

                                             By:      /s/ Steven Warjanka
                                                --------------------------------
                                                Name:  Steve Warjanka
                                                Title: Director

                                INDEX TO EXHIBITS
                                -----------------
                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------
99                     Structural and Collateral Term                   E
                       Sheet and Computational Materials
                       prepared by UBS Securities LLC in
                       connection with certain classes of
                       the MASTR Adjustable Rate
                       Mortgages Trust 2004-13 Mortgage
                       Pass-Through Certificates, Series
                       2004-13